Exhibit 11

                        CONSENT OF INDEPENDENT AUDITORS

we consent to the reference to our firm under the captions "Condensed Financial Information" and "Transfer and Dividend Disbursing Agent, Custodian, Counsel and Independent Auditors" and to the use of our report dated February 4, 1998, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-12899) of Dreyfus 100% U.S. Treasury Short Term Fund.

                                   /s/ Ernst & Young LLP
                                   --------------------
                                      ERNST & YOUNG LLP

New York, New York
April 28, 1998